SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2010
Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

3905 National Drive
Suite 110
Burtonsville, Maryland 20866
(Address of principal executive offices)

(800) 213-0689
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

Item 1.01 – Entry into a Material Agreement

Effective November 30, 2010 New Energy Technologies, Inc., the Company, through its wholly-owned subsidiary, New Energy Solar Corporation, entered into an Addendum to the license agreement (the “USF License Agreement”) with the University of South Florida Research Foundation, a non-stock, nonprofit Florida corporation, under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida pursuant to section 1004.28 Florida (the “USF License Addendum”). The USF License Agreement (and the USF License Addendum) is related to the Company’s continuing development of a prototype flexible    semi-transparent    organic power foil (1ft by 1ft dimension) for an energy-generating window glass in building-integrated photovoltaic products.

A redacted copy of the USF License Addendum is attached to this Current Report on Form 8-K dated December 2, 2010 as Exhibit 10.1 and incorporated herein by reference.

CONFIDENTIAL PORTIONS OF THE ADDENDUM HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST OF EVEN DATE HEREWITH, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOURASTERISKS [****].

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

On December 1, 2010 the Company issued a press release announcing that it has entered into an addendum to the License Agreement with the University of South Florida Research Foundation, Inc. (USFRF) to include several additional technologies which enable development of SolarWindow™, the world’s first-of-its-kind product capable of generating electricity on see-through glass windows.  A copy of the press release is attached hereto as Exhibit 99.1.

On November 23, 2010 the Company had issued a press release announcing plans to advance its efforts to commercialize the Company’s novel SolarWindow™ technology, in order to accelerate to-market the ‘first-of-its-kind’ product capable of generating electricity on see-thru glass windows. A copy of the press release is attached hereto as Exhibit 99.2.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

 None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1
Redacted version of the ADDENDUM, made and entered into the 30th day of November, 2010  by and between the  UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida pursuant to section 1004.28 Florida Statutes, having its principal office at 3802 Spectrum Blvd, Suite 100, Tampa, Florida 33620, U.S.A.(“USF”) and New Energy Solar Corporation, a corporation organized and existing under the laws of the State of Florida and wholly-owned subsidiary of the Applicant (“Solar Corp.”), amending the License Agreement entered into and made effective as of June 21, 2010 by and between USF and Solar Corp.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

99.1	Press Release Dated December 1, 2010

99.2	Press Release Dated November 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of December, 2010.

New Energy Technologies, Inc.

By: /s/ John conklin

John Conklin, Chief Executive Officer, President and Chief Financial Officer